UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2025

Lazard, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32492	98-0437848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Rockefeller Plaza
New York, New York		10112
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 212-632-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LAZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On July 28, 2025, Lazard, Inc. issued a press release announcing the intention of its subsidiary Lazard Group LLC (“Lazard Group”) to offer one or more series of Lazard Group’s senior notes (the “Notes”) in a registered public offering pursuant to Lazard Group’s shelf registration statement on Form S-3 (Registration No. 333-285808). The Notes offered are expected to be fully and unconditionally guaranteed by Lazard, Inc. The July 28, 2025 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
On July 28, 2025, Lazard, Inc. issued a separate press release announcing that Lazard Group has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 3.625% Senior Notes due March 1, 2027 (the “2027 Notes”). The Tender Offer is subject to the conditions described in the offer to purchase and notice of guaranteed delivery delivered to the holders of the 2027 Notes on July 28, 2025, including the condition that Lazard Group has received, on terms satisfactory to it in its sole discretion, net proceeds from one or more offerings of senior unsecured notes after July 28, 2025 in an amount sufficient to fund (i) the purchase of all of its outstanding 2027 Notes accepted in the Tender Offer and (ii) all fees and expenses in connection with the Tender Offer. The Tender Offer will expire at 5:00 p.m., New York City time, on August 1, 2025 unless extended or terminated earlier by Lazard Group.
Assuming that all of the outstanding 2027 Notes are repurchased in the Tender Offer, Lazard Group estimates that it will incur a gain on debt extinguishment in connection with the Tender Offer of approximately $1.2 million. The July 28, 2025 press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release related to the Notes, dated July 28, 2025

99.2	Press Release related to the Tender Offer, dated July 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD, INC. (Registrant)

	By:	/s/ Shari Soloway
	Name:	Shari Soloway
	Title:	Corporate Secretary

Dated: July 28, 2025